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                                                                                                    PATENT (U.S.A.)
                                                                                  ATTORNEY'S DOCKET NO 41858-276951

                                                    ASSIGNMENT

(1-8) Insert Name(s) of Inventor(s)                  (1) DEAN JANES             (5)
                                                     -----------------------------------------------------
                                                     (2)                        (6)
                                                     -----------------------------------------------------
                                                     (3)                        (7)
                                                     -----------------------------------------------------
                                                     (4)                        (8)
                                                     -----------------------------------------------------

                                                     In consideration of the sum
                                                     of one dollar ($ 1.00) and
                                                     other good and valuable
                                                     considerations paid to each
                                                     of the undersigned, the
                                                     undersigned agree(s) to
                                                     assign, and hereby does
                                                     assign, transfer and set
                                                     over to

(9) Insert name of Assignee                          (9) IMAGING3, INC.
                                                     -----------------------------------------------------

(10) Insert state of Incorporation
of Assignee                                          (10) California
                                                     -----------------------------------------------------

(11) Insert Address of Assignee                      (11) of 303 N. Glenoaks Blvd, Suite 605, Burbank,
                                                     -------------------------------------------------
                                                     CA 91505 (hereinafter designated as the Assignee)
                                                     the entire worldwide right, title and interest in the
                                                     invention known as

(12) Insert identification of                        (12) APPARATUS AND METHOD FOR THREE
Invention, such as Title,                            DIMENSIONAL REAL-TIME IMAGING SYSTEM
Case Number or Foreign                               (Case No. 63581-276951)
Application Number                                   for which the undersigned has (have) executed an
                                                     application for patent in the United States of
                                                     America
(13) Insert Date of Signing
of Application                                       (13) August 27th 2002
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         1) The undersigned agree(s) to execute all papers necessary in connection with an application in each of the countries of Schedule A and any continuing or divisional applications thereof and also to execute separate assignments in connection with such applications as the Assignee may deem necessary or expedient.

         2) The undersigned agree(s) to execute all papers necessary in connection with any interference which may be declared concerning this application or continuation or division thereof and to cooperate with the Assignee in every way possible in obtaining evidence and going forward with such interference.



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                                                                 PATENT (U.S.A.)
                                               ATTORNEY'S DOCKET NO 41858-276951

         3) The undersigned agree(s) to execute all papers and documents and perform any act which may be necessary in connection with claims or provisions of the International Convention for Protection of Industrial Property or similar agreements.

         4) The undersigned agree(s) to perform all affirmative acts which may be necessary to obtain a grant of a valid United States patent to the Assignee.

         5) The undersigned hereby authorize(s) and request(s) the Commissioner of Patents to issue any and all Letters Patents of the United States resulting from said application or any division or divisions or continuing applications thereof to the said Assignee, as Assignee of the entire interest, and hereby covenants that he has (they have) full right to convey the entire interest herein assigned, and that he has (they have) full right to convey the entire interest herein assigned, and that he has (they have) not execute, any agreement in conflict herewith.

         6)       The undersigned hereby appoints
         Paul N. Kokulis, Reg. No. 16773; Raymond F. Lippitt, Reg. No. 17519; G. Lloyd Knight, Reg. No. 17698; Kevin E. Joyce, Reg. No. 20508; George M. Sirilla, Reg. No. 18221; Donald J. Bird, Reg. No. 25323; Peter W. Gowdey, Reg. No. 25872; Dale S. Lazar, Reg. No. 28872; Paul E. White, Jr., Reg. No. 32011; Glenn J. Perry, Reg. No. 28458; G. Paul Edgell, Reg. No. 24238; Lynn E. Eccleston, Reg. No. 35861; Timothy J. Klima, Reg. No. 3.4852; David A. Jakopin, Reg. No. 32995; Mark G. Paulson, Reg. No. 30793; Stephen C. Glazier, Reg. No. 31361; Paul F. McQuade, Reg. No. 31542; Ruth N. Morduch, Reg. No. 31044; Richard H. Zaitlen, Reg. No. 27248; Roger R. Wise, Reg. No. 31204; Anita M. Kirkpatrick, Reg. No. 32617; Michael R. Dzwonczyk, Reg. No. 36787; Jack S. Barufka Reg. No. 37087; Adam R. Hess, Reg. No. 41835; Eric S. Chen, Reg. No. 43542; Charanjit Brahma, Reg. No. 46574; Keyvan Davoudian, Reg. No. 47520; James M. Wakely, Reg. No. 48597; Joel B. German, Reg. No. 48676; Nicole S. Bradley, Reg. No. 48718; Mark
R. Kendrick, Reg. No. 48468;

the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office for recordation of this document.

Date:    8/27/02            Signature of Inventor /s/ Dean Janes
      ------------                                ------------------------------
                                                      Dean Janes



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